UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 18, 2018

CROWN HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way

Philadelphia, Pennsylvania 19154-4599

(215) 698-5100

(Address, Including Zip Code, and Telephone Number, Including Area Code,

of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01.	Entry into a Material Definitive Agreement.

The information provided in Item 2.03 below is hereby incorporated herein by reference.

SECTION 2 – FINANCIAL OPERATION

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

On January 18, 2018, Crown Holdings, Inc. (the “Company”) entered into a Purchase Agreement pursuant to which Crown European Holdings S.A. (the “Euro Issuer”) agreed to issue and sell to several purchasers, for whom Citigroup Global Markets Limited is acting as representative, €335,000,000 aggregate principal amount of senior unsecured notes due 2023 (the “2023 Euro Notes”) and €500,000,000 aggregate principal amount of senior unsecured notes due 2026 (the “2026 Euro Notes” and, together with the 2023 Euro Notes, the “Euro Notes”).

The 2023 Euro Notes will mature on February 1, 2023 and will accrue interest at a rate of 2.250% per year. Interest on the 2023 Euro Notes will be payable semi-annually on February 1 and August 1 of each year, beginning on August 1, 2018. The Euro Issuer may redeem some or all of the 2023 Euro Notes at any time prior to November 1, 2022 (three months prior to the scheduled maturity of the 2023 Euro Notes) by paying 100% of the principal amount, plus accrued and unpaid interest, if any, to the redemption date, and a make-whole premium.

The 2026 Euro Notes will mature on February 1, 2026 and will accrue interest at a rate of 2.875% per year. Interest on the 2026 Euro Notes will be payable semi-annually on February 1 and August 1 of each year, beginning on August 1, 2018. The Euro Issuer may redeem some or all of the 2026 Euro Notes at any time prior to August 1, 2025 (six months prior to the scheduled maturity of the 2026 Euro Notes) by paying 100% of the principal amount, plus accrued and unpaid interest, if any, to the redemption date, and a make-whole premium.

If the Euro Issuer or the Company experiences a change of control repurchase event, the Euro Issuer may be required to offer to purchase the Euro Notes at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date.

The Euro Notes are senior obligations of the Euro Issuer and of the U.S. Issuers (as defined below). The Euro Notes will be unconditionally guaranteed on a senior basis by the Company and, subject to applicable law and exceptions, certain of the Company’s current and future subsidiaries organized under the laws of Canada, England, France, Germany, Luxembourg, Mexico, the Netherlands, Spain and Switzerland.

Also on January 18, 2018, the Company entered into a Purchase Agreement pursuant to which Crown Americas LLC and Crown Americas Capital Corp. VI (collectively, the “U.S. Issuers”) agreed to issue and sell to several purchasers, for whom Citigroup Global Markets Inc. is acting as representative, $875,000,000 aggregate principal amount of senior unsecured notes due 2026 (the “Dollar Notes” and, together with the Euro Notes, the “Notes”).

The Dollar Notes will mature on February 1, 2026 and will accrue interest at a rate of 4.750% per year. Interest on the Dollar Notes will be payable semi-annually on February 1 and August 1 of each year, beginning on August 1, 2018. The U.S. Issuers may redeem some or all of the Dollar Notes at any time prior to February 1, 2021 by paying 100% of the principal amount, plus accrued and unpaid interest, if any, to the redemption date, and a make-whole premium. The Dollar Notes will be subject to other redemption rights that will be set forth in the indenture relating thereto.

If the U.S. Issuers or the Company experience a change of control repurchase event, the U.S. Issuers may be required to offer to purchase the Dollar Notes at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date.

The Dollar Notes are senior obligations of the U.S. Issuers and will be unconditionally guaranteed on a senior basis by the Company and, subject to applicable law and exceptions, certain of the Company’s current and future subsidiaries organized under the laws of the United States.

The U.S. Issuers and the guarantors of the Dollar Notes have agreed to file a registration statement with the Securities and Exchange Commission relating to an offer to exchange the Dollar Notes for publicly tradeable notes having substantially identical terms.

The Notes will be sold in a private placement and resold by the initial purchasers to qualified institutional buyers pursuant to Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”), and to non-U.S. persons outside the United States pursuant to Regulation S of the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

The Notes are being offered as part of the financing to fund the Company’s previously announced acquisition of Signode Industrial Group Holdings (Bermuda) Ltd. (“Signode”) from an affiliate of the Carlyle Group (such acquisition, the “Signode Acquisition”). The Notes will be subject to a special mandatory redemption in the event that on or prior to August 15, 2018, Crown does not acquire entities, properties and assets representing at least 80% of the net sales generated by Signode and its consolidated subsidiaries for the twelve months ended September 30, 2017 or Crown notifies the trustee in writing that it will not pursue the Signode Acquisition. The special mandatory redemption price will be equal to 100% of the initial issue price of the notes, plus accrued and unpaid interest from the date of initial issuance (or, if after the August 1, 2018 interest payment date, from August 1, 2018) up to, but excluding, the special mandatory redemption date.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, all other information in this Form 8-K consists of forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and other factors, including the expected completion of the offerings of the Notes, which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. Other important factors that could cause the statements made in this Form 8-K or the actual results of operations or financial condition of the Company to differ include, without limitation, that the offerings of the Notes are subject to a number of conditions and that the Company may not be able to close the Signode Acquisition by August 15, 2018 or at all. There can be no assurance that the offerings of the Notes will be completed as described herein or at all. Other important factors are discussed under the caption “Forward Looking Statements” in the Company’s Form 10-K Annual Report for the year ended December 31, 2016 and in subsequent filings made prior to or after the date hereof. The Company does not intend to review or revise any particular forward-looking statement in light of future events.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit	Description

Exhibit 10.1	Purchase Agreement, dated as of January 18, 2018, by and among the Company, the U.S. Issuers, Citigroup Global Markets Inc., as representative of the Initial Purchasers named in Schedule I thereto, and the Crown Guarantors (as defined therein)

Exhibit 10.2	Purchase Agreement, dated as of January 18, 2018, by and among the Company, the Euro Issuer, Citigroup Global Markets Limited, as representative of the Initial Purchasers named in Schedule I thereto, and the Crown Guarantors (as defined therein)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2018

CROWN HOLDINGS, INC.

By:	/s/ David A. Beaver
Name:	David A. Beaver
Title:	Vice President and Corporate Controller